Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies [Abstract]
Commitments and Contingencies
14.  Commitments and Contingencies:
14.1 Legal proceedings:
Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the offshore drilling business.
As part of the Company's normal course of operations, the Company's customer may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.
OCR Falklands Drilling Inc., a subsidiary of the Company, commenced arbitration proceedings against Premier Oil Plc. and Noble Energy Falklands Ltd. for terminating the contract on February 12, 2016, for the drilling unit Eirik Raude.
On March 7, 2016, two of the Company's subsidiaries commenced arbitration proceedings against Total E&P Angola for the termination of the contract with the drilling unit Ocean Rig Olympia.
The Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.
14.2 Purchase Obligations:
The following table sets forth the Company's contractual purchase obligations as of June 30, 2016.
	2017	2018	2019	Total
Drilling unit building contracts	$592,890	495,800	464,000	$1,552,690
Total obligations	$592,890	495,800	464,000	$1,552,690